NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

11/10/2010
EXHIBIT 99.2
National Penn Bancshares, Inc.

 This presentation, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn’s management uses these non-GAAP measures in its analysis of
National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.
 – Tangible common equity and tangible assets excludes from total equity goodwill, intangible assets. Tangible common equity also excludes preferred stock. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity and assets when assessing the capital adequacy of a financial institution.
 – Adjusted net income excludes the effects of certain after-tax gains and losses. Adjusted net income provides a method to assess earnings performance by excluding items that management believes are not comparative among the periods presented.
 – Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is adjusted to also exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.
 Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying presentation. Refer to the Appendix for additional details on calculation of certain of these measures.
Non-GAAP Financial Measures
Safe Harbor Regarding Forward Looking Statements
 This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.
 National Penn’s business and operations, as well as its business and operations following the completion of transactions described in this presentation, are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: increased capital requirements and other requirements or actions mandated by National Penn’s regulators, National Penn’s inability to meet the requirements of the memorandum of understanding or the individual minimum capital ratio requirements issued by its primary regulator, National Penn’s inability to successfully implement its “self-improvement plan”, National Penn’s ability to raise capital and maintain capital levels, variations in interest rates, deterioration in the credit quality of loans, the effect of credit risk exposure, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the recently passed Dodd-Frank Act and regulations to be adopted to implement that Act), competition from other financial institutions, interruptions or breaches of
National Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in National
Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National
Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Pennsylvania
Centre
Luzerne
Monroe
Carbon
Northampton
Schuylkill
Lehigh
Berks
Bucks
New Jersey
Montgomery
Lancaster
Chester
Philadelphia
York
Delaware
Cecil
New Castle
Maryland
Delaware

NATIONAL PENN

•4th largest bank in PA
•$9.2 billion assets
•$983 million market cap*
•127 offices
•1,779 employees
 * 11/4/2010
Attractive Franchise in the Heart of the
Mid-Atlantic Region

	Northampton	Lehigh	Berks	Centre	Chester
% of National Penn Deposits	15.8%	8.8%	22.0%	5.7%	12.9%
Market Rank	2	2	2	1	5
Market Share	19.5%	9.0%	18.3%	16.8%	7.9%
# Community Banking Offices	22	14	21	5	17
Median Household Income ($000)	$59.5	$57.7	$58.1	$47.0	$87.1
Nationwide Median HH Income ($000)	$54.4
Projected Income Growth: ’10 - ’15	13.9%	14.5%	11.0%	14.9%	17.1%
Nationwide Projected Income Growth	12.4%
Sources: SNL Financial / FDIC
As of June 30, 2010
Strong Market Share in Demographically
Attractive Counties

Clean, Strong, Efficient
● Earnings improving
● Favorable asset quality trends
● Warburg Pincus partnership
● Strong balance sheet for future growth

Warburg Pincus Investment Terms
● $150 million in common stock through the purchase of
 24.8 million shares at $6.05 per share
 – Represents an “at the market” price on a 30-day trailing average
 – No warrants or other equity enhancement securities
● Warburg Pincus sole investor, after significant due diligence effort
 – One Directorship provided to Warburg Pincus
 – Significant due diligence effort
 – Ownership of 16.4% of outstanding common stock
● Initial investment of $63.3mm (below 9.9% ownership);
 remaining $86.7mm subject to regulatory approval
 – Anticipate final closing in fourth quarter 2010

Value of Warburg Pincus Partnership
● Sophisticated global investor with growth and long
 term shareholder value creation focus
● Performed extensive due diligence, validating asset
 quality, capital and balance sheet strength, and
 strategic vision
 – Firms supporting Warburg’s diligence included: KPMG, Franklin
 Madison, Strategic Risk Advisors and Wachtell, Lipton, Rosen & Katz
● Appointed Director Michael Martin brings a wealth of
 experience from the financial services industry

$0.15
$0.10
$0.05
$0.00
-$0.05
-$0.10
$0.12
-$0.03
-$0.08
-$0.04
$0.03
$0.08
$0.09
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010

NATIONAL PENN

($000)
Note: Adjusted earnings per share is a non-GAAP measurement. Refer to appendix for reconciliation to GAAP measurement.
Improving Adjusted Earnings Per Share

75,000
65,000
55,000
45,000
3.7%
3.5%
3.3%
3.1%
2.9%
2.7%
2.5%
3.11%
3.06%
3.24%
3.29%
3.44%
3.50%
3.42%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Net Interest Income
Net Interest Margin

NATIONAL PENN

($000)
Net Interest Income

35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
35%
30%
25%
20%
15%
10%
5%
0%
31.67%
31.81%
29.65%
30.26%
27.70%
28.21%
27.82%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Non-Interest Income
Non Interest Income/Operating Revenue

NATIONAL PENN

($000)
Note: Excludes certain items. Refer to appendix for a reconciliation to reported non-interest income and for calculation of non-interest income/ operating revenue
Non-Interest Income

Non-Interest Expense

70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
70%
60%
50%
40%
30%
20%
10%
0%
61.89%
60.98%
57.03%
58.70%
58.54%
57.72%
58.51%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Non-Interest Expense
Efficiency ratio

NATIONAL PENN

($000)
Note: Excludes certain items. Refer to appendix for a reconciliation to reported non-interest expense and for calculation of efficiency ratio

40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.25%
1.28%
1.50%
1.48%
1.54%
1.62%
1.54%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Pre-tax Pre-provision Revenue
Pre-tax Pre-provision Revenue/Avg Assets

NATIONAL PENN

($000)
Note: Refer to appendix for calculation
Pre-tax Pre-Provision Revenue

140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
60,000
50,000
40,000
30,000
20,000
10,000
0
$17,525
$37,500
$52,000
$47,000
$32,500
$25,000
$20,000
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
NPLs
Provision Expense

NATIONAL PENN

($000)
Note: NPL’s include non-accrual loans, renegotiated loans and loans 90+ days delinquent
Non-Performing Loans Declining

14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Peer 1
NPBC
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10

NATIONAL PENN

Note: NPL’s include non-accrual loans, renegotiated loans and loans 90+ days delinquent
Peer data is for peer banks, as defined in April 2009 proxy
statement, with 9/30/2010 data available
Strong Asset Quality
Non-Performing Loans as a % of Loans

175.00%
150.00%
125.00%
100.00%
75.00%
50.00%
25.00%
0.00%
NPBC
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10

NATIONAL PENN

Note: NPL’s include non-accrual loans, renegotiated loans and loans 90+ days delinquent
Peer data is for peer banks, as defined in April 2009 proxy
statement, with 9/30/2010 data available
Strong Reserve Coverage
ALLL as a % of Non-Performing Loans

900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.87%
5.26%
6.85%
6.64%
6.91%
7.04%
7.20%
8.90%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Pro Forma for CBT Divestiture and Warburg Pincus Investment
Tang. Common Equity
TCE/TA

NATIONAL PENN

($000)
Increasing Capital Levels

9/30/2010	Pro Forma for Christiana Bank & Trust Divestiture	Pro Forma for Christiana B&T Divestiture & for Warburg Investment	Pro Forma for Christiana B&T Divestiture & Warburg Investment & Potential TARP Repayment[1]	Median of Nat Penn's Proxy Peers[2]
Tang. Comm. Equity / Tang. Assets	7.2%	7.4%	8.9%	9.0%	8.1%
Tier I Leverage Ratio	9.7%	10.1%	11.6%	10.1%	10.0%
Tier I Risk-Based Capital Ratio	14.0%	14.8%	17.2%	14.8%	13.6%
Tier I Common Ratio	9.3%	9.6%	12.1%	12.1%	10.3%
Total Risk-Based Capital Ratio	15.3%	16.1%	18.4%	16.1%	15.4%

NATIONAL PENN

(1) Does not assume repurchase of the 735,294 outstanding warrants, valued at approximately $1.0 million based on a binomial valuation
(2) Peer data as of 9/30/2010

Strong Capital Ratios

First Quarter 2010
● Deleveraged balance sheet by reducing higher
 cost, non-retail deposits
 – Accretive to margin
 – Improved capital ratios
● Continued de-risking of balance sheet
 – NPLs declined
 – Reserves/ NPLs increased to 127.8% from
 116.3%

Second Quarter 2010
● Evaluated risk/ reward profile of lines of business/ products
● Announced divestiture of Christiana Bank & Trust
 – Goodwill reduced by $24 million
 – Accretive to capital ratios
 – Enhances holding company liquidity
 – Improves risk profile
 – Utilizes 338(h)10 election
● Announced surrender of separate account BOLI
 – Tax efficient considering NOLs
 – Improve earnings
 – Stable value wrap
● Continued de-risking of balance sheet
 – NPLs declined
 – Classified loans declined
 – Reserves/ NPLs = 155.3%

Third Quarter 2010
● Enhance ability to repay TARP
● Raised $150 million from Warburg Pincus
 – No discount
 – No warrants
● Evaluated ALCO initiatives to address margin pressures due to de-risking and liquidity
● Continued de-risking of balance sheet
 – NPLs declined
 – Classified loans declined
 – Reserves/ NPLs = 162.5%

Fourth Quarter 2010
● Complete divestiture of Christiana Bank & Trust
● Complete Warburg Pincus investment
● Continue to de-risk balance sheet

Longer-term Earnings Capacity
● Accelerate repayment of TARP

Longer-term Earnings Capacity
● Accelerate repayment of TARP
● Position for improving economic conditions
 – Aggressively pursuing new customer relationships

Longer-term Earnings Capacity
● Accelerate repayment of TARP
● Position for improving economic conditions
 – Aggressively pursuing new customer relationships
● Culture of addressing issues, not deferring
 – Results in a strong balance sheet

Longer-term Earnings Capacity
● Accelerate repayment of TARP
● Position for improving economic conditions
 – Aggressively pursuing new customer relationships
● Culture of addressing issues not deferring
 – Results in a strong balance sheet
● Longer term capital management opportunities

National Penn Bank

	9/30/2010 Capital Ratio	"Well Capitalized" Minimum	Capital in Excess of Well Capitalized
Leverage Ratio	8.89%	5.00%	$335 million
Tier 1 Ratio	12.92%	6.00%	$410 million
Total Risk Based Capital Ratio	14.18%	10.00%	$248 million

NATIONAL PENN

Significant Capital in Excess of “Well
Capitalized’ Requirements

Longer-term Earnings Capacity
● Accelerate repayment of TARP
● Position for improving economic conditions
 – Aggressively pursuing new customer relationships
● Culture of addressing issues not deferring
 – Results in a strong balance sheet
● Longer term capital management opportunities
● Realize advantages of operating leverage

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

NATIONAL PENN

Appendix

($000s except per share data)

Adjusted net earnings reconciliation

	Mar-09	Jun-09	Sep-09	Dec-09	Mar-10	Jun-10	Sep-10
Earnings per share:							
Net income (loss) available to common shareholders	$0.02	($0.11)	($0.65)	($2.25)	$0.02	($0.04)	$0.08
After-tax gain on pension plan curtailment					(0.02)		
After-tax unrealized fair market value loss (gain) on NPB Capital Trust II preferred securities	0.02	-	0.04	(0.02)	0.04	(0.01)	0.01
After-tax loss on investment securities	0.02		0.01	(0.00)			
After-tax other than temporary impairment charge on CDO investment	0.06	0.05	0.55	0.01			
After-tax insurance proceeds			(0.03)				
After-tax FDIC special assessment		0.03					
After-tax gain on sale of wealth unit				(0.01)			
After-tax loss on sale of SNC portfolio				0.03			
After-tax SERP accrual				0.01			
BOLI tax expense						0.06	
Goodwill impairment				2.19		0.07	
Adjusted net income available to common shareholders	$0.12	($0.03)	($0.08)	($0.04)	$0.03	$0.08	$0.09

Non-interest income reconciliation

	Mar-09	Jun-09	Sep-09	Dec-09	Mar-10	Jun-10	Sep-10
Reported non-interest income	$15,204	$21,311	($64,282)	$26,248	$22,574	$28,513	$23,477
Gain on pension plan curtailment					(4,066)		
Unrealized fair market value loss (gain) on NPB Capital Trust II preferred securities	1,898	(51)	6,249	(3,669)	7,261	(1,543)	2,606
Loss on investment securities	2,284		863	(289)			
Other than temporary impairment charge on CDO investment	7,785	7,136	84,704	2,165			
Gain on sale of wealth unit				(1,226)			
Loss on sale of SNC portfolio				6,033			
Adjusted non-interest income	$27,171	$28,396	$27,534	$29,262	$25,769	$26,970	$26,083

Adjusted non-interest expense reconciliation

	Mar-09	Jun-09	Sep-09	Dec-09	Mar-10	Jun-10	Sep-10
Reported non-interest expense	$56,693	$62,652	$52,152	$337,119	$57,657	$66,563	$57,965
Insurance proceeds			4,028				
FDIC special assessment		(4,625)					
SERP accrual				(2,000)			
Goodwill impairment				(275,000)		(8,250)	
Adjusted non-interest expense	$56,693	$58,027	$56,180	$60,119	$57,657	$58,313	$57,965

Non-interest income/ operating revenue calculation

	Mar-09	Jun-09	Sep-09	Dec-09	Mar-10	Jun-10	Sep-10
Non-interest income (adjusted)	$27,171	$28,396	$27,534	$29,262	$25,769	$26,970	$26,083
Operating revenue:							
Non-interest income (adjusted)	27,171	28,396	27,534	29,262	25,769	26,970	26,083
Net interest income	58,630	60,876	65,343	67,445	67,259	68,643	67,690
	85,801	89,272	92,877	96,707	93,028	95,613	93,773
Non-interest income/ operating revenue	31.67%	31.81%	29.65%	30.26%	27.70%	28.21%	27.82%

Efficiency ratio calculation

	Mar-09	Jun-09	Sep-09	Dec-09	Mar-10	Jun-10	Sep-10
Non-interest expense (adjusted)	$56,693	$58,027	$56,180	$60,119	$57,657	$58,313	$57,965
Adjusted revenue:							
Non-interest income (adjusted)	27,171	28,396	27,534	29,262	25,769	26,970	26,083
Net interest income (tax equivalent)	64,437	66,777	70,972	73,007	72,727	74,055	72,985
	91,608	95,173	98,506	102,269	98,496	101,025	99,068
Non-interest income/ operating revenue	61.89%	60.98%	57.03%	58.79%	58.54%	57.72%	58.51%

Pre-tax, pre-provision revenue

	Mar-09	Jun-09	Sep-09	Dec-09	Mar-10	Jun-10	Sep-10
Net interest income	$58,630	$60,876	$65,343	$67,445	$67,259	$68,643	$67,690
Non-interest income (adjusted)	27,171	28,396	27,534	29,262	25,769	26,970	26,083
Non-interest expense (adjusted)	(56,693)	(58,027)	(56,180)	(60,119)	(57,657)	(58,313)	(57,965)
	$29,108	$31,245	$36,697	$36,588	$35,371	$37,300	$35,808

NATIONAL PENN